UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 25, 2006


                        RAMCO-GERSHENSON PROPERTIES TRUST
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)



        Maryland                          1-10093              13-6908486
----------------------------            ----------             -----------
(State or other jurisdiction            (Commission           (IRS Employer
    of incorporation)                   File Number)         Identification No.)


   31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan    48334
   -----------------------------------------------------------------    -----
            (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code      (248) 350-9900
                                                      --------------------------

                                 Not applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On October 25, 2006, Ramco-Gershenson Properties Trust (the "Trust") issued a press release with respect to its results of operations and financial condition for the three months ended September 30, 2006. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated and included by reference herein.

Item 9.01         Financial Statements and Exhibits

(d)      Exhibits.

         The following exhibit is filed with this Form 8-K:

         Exhibit           Description
         -------           -----------
         99.1              Press release, dated October 25, 2006 entitled "Ramco
                           Gershenson Properties Trust Reports Results for the
                           Third Quarter 2006."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RAMCO-GERSHENSON PROPERTIES TRUST


Date:  October 25, 2006                        By:   /s/ Richard J. Smith
                                                     ---------------------------
                                                     Richard J. Smith
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit                    Description
-------                    -----------
99.1                       Press release, dated October 25, 2006, entitled
                           "Ramco-Gershenson Properties Trust Reports Results for the Third Quarter 2006."